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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 12, 2004


                                IBT BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



       Pennsylvania                   1-31655                  25-1532164
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(State or other jurisdiction       (Commission               (IRS Employer
of Incorporation)                   File No.)            Identification Number)




309 Main Street, Irwin, Pennsylvania                             15642
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(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (724) 863-3100
                                                           --------------


                                 Not Applicable
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         (Former name or former address, if changed since last Report)


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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c) Exhibits

         Exhibit 99.1 -- Press Release dated February 12, 2004.


Item 12. Results of Operation and Financial Condition
         --------------------------------------------

         On February 12, 2004, the Registrant issued a press release to report results of operations for the quarter and year ended December 31, 2003. A copy of the press release is furnished with this Form 8-K as an exhibit.










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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       IBT BANCORP, INC



Date:  February 13, 2004               /s/Charles G. Urtin
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                                 By:   Charles G. Urtin
                                       President and Chief Executive Officer







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